Exhibit 99.4

KEYUAN PETROCHEMICALS, INC.

INSIDER TRADING POLICY
and Guidelines with Respect to
Certain Transactions in Company Securities

关于公司有价证券的内幕交易政策与规范

In order to take an active role in the prevention of insider trading violations by its directors, officers and other employees, as well as by other related individuals, the Company has adopted the policies and procedures described in this Memorandum.

为了对公司董事、经理人、其它员工与其它相关个人违反内幕交易的防制扮演主动积极的角色，公司已经适用在这份备忘录中所述的政策与程序。

Applicability of Policy 政策适用

This Policy applies to all transactions in the Company’s securities, including common stock, options for common stock and any other securities the Company may issue from time to time, such as preferred stock, warrants and convertible debentures, as well as to derivative securities relating to the Company’s stock, whether or not issued by the Company, such as exchange-traded options. It applies to all directors, officers and all other employees of, or consultants or contractors to, the Company, as well as family members of such persons, and others, in each case where such persons have or may have access to Material Nonpublic Information (as defined below). This group of people, members of their immediate families, and members of their households are sometimes referred to in this Policy as “Insiders.” This Policy also applies to any person who receives Material Nonpublic Information from any Insider.

本政策适用于公司有价证券的所有交易，包括普通股、普通股选择权与任何其它公司可能不定期发行的有价证券，例如特别股、认股权证、可转换债券与公司相关的衍生证券，不论是否由公司发行，例如交易所交易的选择权。本政策适用于所有董事、经理人与所有公司其它员工，顾问或约聘人员，同时亦适用于前述人等的家庭成员，与其它人，当前述所有人等有或可能有管道取得重大非公开信息(定义如下)时。前述的这群人员与他们的近亲与他们的家属成员有时在本政策中被指述为“内部人”。本政策亦适用于自任何内部人收到重大非公开信息的任何人。

Any person who possesses Material Nonpublic Information regarding the Company is an Insider for so long as the information is not publicly known. Any employee can be an Insider from time to time, and would be subject to this Policy.

任何人持有关于公司的重大非公开信息，只要信息不是公众周知的，即为内部人。任何员工在任何时间皆可能为内部人，且须受本政策的规范。

Compliance Officer 法令遵循主管

The Company has appointed Ms. Yushui Huang, as the Company’s Insider Trading Compliance Officer. Please contact him or her (or anyone that he/she has designated to field questions) with questions as to any of the matters discussed in this Policy.

公司已经指派黄雨水, 作为公司的内幕交易法令遵循主管。关于本政策中讨论的任何事项有任何问题，请与法令遵循主管或其指定之人联系。

Statement of Policy 政策声明

General Policy 基本政策

It is the policy of the Company to oppose the unauthorized disclosure of any nonpublic information acquired in the work-place and the misuse of Material Nonpublic Information in securities trading.

公司政策反对未经授权，即披露在工作场合中取得的任何非公开信息，与在证券交易中不当使用重大非公开信息。

Specific Policies 特别政策

1. Trading on Material Nonpublic Information. No director, officer or other employee of, or consultant or contractor to, the Company, and no member of the immediate family or household of any such person, shall engage in any transaction involving a purchase or sale of the Company’s securities, including any offer to purchase or offer to sell, during any period commencing with the date that he or she possesses Material Nonpublic Information concerning the Company, and ending at the open of business on the second full Trading Day following the date of public disclosure of that information, or at such time as such nonpublic information is no longer material. As used herein, the term “Trading Day” shall mean a day on which national stock exchanges are open for trading. A Trading Day begins at the time trading begins on such day. This restriction on trading does not apply to transactions made under a trading plan that has been adopted pursuant to Rule 10b5-1(c) promulgated under the Securities Exchange Act of 1934, as amended, and that has been approved in writing by the Company (an “approved Rule 10b5-1 trading plan”).

就重大非公开信息进行交易。公司之董事、经理人、其它员工、顾问或约聘人员，与前述人等之近亲或家属成员，自持有关于公司的重大非公开信息之日起，到前述信息公开披露日后的第二个完整交易日的营业时间开始时止，或者到前述信息不再重大时为止，不得进行任何牵涉买卖公司有价证券，包括任何要约去买、要约去卖的交易。就本政策而言，交易日应指国家股票交易所有进行交易之日。交易日开始于可以交易时起。这个交易限制不适用于依据第1934年证券交易法与其后修订下公布之规则10b5-1(c)所规范得采取的，并且已经由公司书面许可的交易计划(“许可的规则10b5-1交易计划”)下而进行交易。

2. Tipping. No Insider shall disclose (“tip”) Material Nonpublic Information to any other person (including family members) where such information may be used by such person to his or her profit by trading in the securities of companies to which such information relates, nor shall such Insider or related person make recommendations or express opinions on the basis of Material Nonpublic Information as to trading in the Company’s securities.

披露。 内部人不应对任何其它人(包括家庭成员)，在重大非公开信息可能被这些人为他自己的利润就相关信息交易公司有价证券时，披露(tip)重大非公开信息，前述内部人或相关人员亦不应该基于重大非公开信息，就交易公司有价证券提出建议或表达意见。

3. Confidentiality of Nonpublic Information. Nonpublic information relating to the Company is the property of the Company and the unauthorized disclosure of such information is forbidden. In the event any director, officer or other employee receives any inquiry from outside the Company, such as a stock analyst, for information (particularly financial results and/or projections) that may be Material Nonpublic Information, the inquiry should be referred to the Company’s Compliance Officer, who is responsible for coordinating and overseeing the release of such information to the investing public, analysts and others in compliance with applicable laws and regulations.

非公开信息的机密性。 与公司相关的非公开信息是公司的财产，且未经授权披露前述信息是禁止的。如任何董事、经理人或其它雇员从公司外部收到任何关于可能重大非公开信息(特别是财务情况及/或预测)信息的询问，例如股票分析师，这样的询问应该被引导至公司的法令遵循主管，依相关法令规定，其负责整合并且监督前述信息对公众分析师与其它人的发布。

4. Blackout Period. All Section 16 Persons and Designated Insiders (contact the Insider Trading Compliance Officer if you are unsure whether you fall into either of these categories) must refrain from engaging in transactions involving a purchase or sale of the Company’s securities, including any offer to purchase or offer to sell, during the period in any fiscal quarter commencing three weeks prior to the end of the fiscal quarter and ending at the open of market on the third full Trading Day following the date of public disclosure of the financial results for the prior fiscal quarter or year (the “Blackout Period”).

封锁期间。 所有第16条人员与指定内部人(如果您无法确定您是否为前述人员，请与法令遵循主管联系)必须被禁止在任何一个财务季度内，自财务季度结束前三周开始，至财务季度或年度的的财务情况公开披露之日后的第三个完整的交易日开市的期间内(封锁期间)，进行牵涉买卖公司有价证券的交易，包括任何要约去买或要约去卖。

5. Prohibition Against Margining of Company Securities. No Section 16 Person of the Company shall margin, or make any offer to margin, any of the Company’s securities as collateral to purchase the Company’s securities or the securities of any other issuer. Notwithstanding the previous sentence, this paragraph is not meant to, and shall not be construed so as to, affect the ability of any Section 16 Person of the Company, from using his or her securities as collateral to securitize a bona fide loan.

禁止利用公司有价证券。 公司的第16条人员不得利用或就利用提出要约，将公司的有价证券作为担保品去购买任何公司或其它任何发行人的有价证券。但本项的规定，并不意味着，也不应被解释为，公司的第16条人员不得以自己的有价证券做为基于善意的借贷的担保品。

6. Prohibition Against Short Sales. No Section 16 Person or other employee of the Company shall, directly or indirectly, sell any equity security of the Company if the person selling the security or his principal (1) does not own the security sold, or (2) if owning the security, does not deliver it against such sale (a “short sale against the box”) within 20 days thereafter, or does not within five days after such sale deposit it in the mails or other usual channels of transportation. Generally, a short sale, as defined in this Policy, means any transaction whereby one may benefit from a decline in the Company’s stock price. While employees who are not executive officers or directors are not prohibited by law from engaging in short sales of the Company’s securities, the Company believes it is inappropriate for employees to engage in such transactions.

禁止卖空。 如出售有价证券之人或他的委托人(1)并未拥有出售的有价证券或(2)虽然拥有出售的有价证券，但在之后的20天内，或在以邮寄或其它一般的运送管道处分前述出售的5天内，不交付该证券(持有卖空)的情形下，公司的第16条人员或其它雇员，不得直接或间接出售任何公司的权益证券。一般而言，在本政策中定义的卖空，是指任何会因公司的股价下跌而获利的交易。虽然非执行经理人或董事的雇员并未依法被禁止进行对公司有价证券的卖空交易，公司相信该等雇员进行这样的交易并不适当。

7. Prohibition Against Trading in Derivative Securities. No Section 16 Person or other employee of the Company shall purchase or sell, or make any offer to purchase or offer to sell, derivative securities relating to the Company’s securities, whether or not issued by the Company, such as exchange traded options to purchase or sell the Company’s securities (so called “puts” and “calls”). This paragraph is not meant to, and shall not be construed as to, affect the ability of the Company to grant options to officers, directors and employees under employee benefit plans or agreements adopted by the Board of Directors or the ability of officers, directors and employees to exercise such options and sell the underlying Common Stock, provided that any such sale is otherwise in accordance with this Policy.

禁止交易衍生有价证券。 公司第16条人员或其它雇员不应买卖，或提出任何要约去买或要约去卖与公司有价证券有关的衍生证券，不论前述证券是否是由公司发行。例如交易所交易的买卖公司有价证券的选择权(所谓的 “买权”与“卖权”)。这项规定不意味着，亦不应被解释为，公司不得在员工福利计划中，或董事会采用的协议中，授予公司的经理人、董事或员工选择权，或者董事或员工不得行使前述选择权并且出售标的普通股，但前提为前述出售是符合本政策规定的。

8. Prohibition Against Internet Disclosure. It is inappropriate for any unauthorized person to disclose Company information on the Internet and more specifically in forums (chat rooms) where companies and their prospects are discussed. Examples of such forums include but are not limited to Yahoo! Finance, Silicon Investor and Motley Fool. The posts in these forums are typically made by unsophisticated investors who are sometimes poorly informed, and generally are carelessly stated or, in some cases, malicious or manipulative and intended to benefit their own stock positions. Accordingly, no director, officer, employee, consultant or contractor or other party related to the Company may discuss the Company or Company-related information in such a forum regardless of the situation. Despite any inaccuracies that may exist (and often there are many), posts in these forums can result in the disclosure of material non-public information and may bring significant legal and financial risk to the Company and are therefore prohibited, without exception. Any post that is made by any person with access to Material Nonpublic Information, or information supplied by any such person for someone else to post, will be treated as a violation of this Policy.

禁止网络披露。 未经授权人员在网络上，特别是讨论各公司与预测表现的论坛上，披露公司信息是不适当的。前述论坛的例子如，雅虎!财经、硅谷投资人与Motley Fool。在这些论坛发表意见的人通常是典型的非专业投资人，这些人有时没有得到完整信息，并且一般来说容易轻率发言，或者，在某些情形下，是有恶意或操纵，且意图为自己的股票部位得利。亦即，董事、经理人、雇员、顾问或约聘人员或其它与公司有关各方，不论任何情形，不得在前述论坛讨论公司或公司相关信息。除了可能有不正确性(且多数情形有非常多不正确性)，在前述论坛发言可能导致重大非公开信息的披露，并且可能对公司造成重大的法律或财务风险，因此是被禁止的，没有任何例外。任何有管道接触重大公开信息的人员，或由前述人等取得信息但由其它人在前述论坛发言，将被视为违反本政策。

Potential Criminal and Civil Liability and/or Disciplinary Action

潜在刑事与民事责任与/或公司惩处

1. Liability for Insider Trading. Pursuant to federal and state securities laws, Insiders may be subject to criminal and civil fines and penalties as well as imprisonment for engaging in transactions in the Company’s securities at a time when they have knowledge of Material Nonpublic Information regarding the Company.

内幕交易责任。 依据联邦与州政府证券法，内部人如有在知悉公司重大非公开信息时，进行公司有价证券的交易，可能将有刑事与民事罚款与处罚，并且可能被监禁。

2. Liability for Tipping. Insiders may also be liable for improper transactions by any person (commonly referred to as a “tippee”) to whom they have disclosed Material Nonpublic Information regarding the Company or to whom they have made recommendations or expressed opinions on the basis of such information as to trading in the Company’s securities. The Securities and Exchange Commission (the “SEC”) has imposed large penalties even when the disclosing person did not profit from the trading. The SEC, the stock exchanges and the National Association of Securities Dealers, Inc. use sophisticated electronic surveillance techniques to uncover insider trading.

披露(Tipping)的责任。 内部人对他们泄漏公司重大非公开信息的人员，或基于前述信息而对交易公司有价证券收到内部人建议或意见的人员(“收受信息人”)所为的不当行为，可能亦须负责。证券交易委员会(“SEC”)已经课予大量处罚，即使内部人并未因此得利。SEC、股票交易所与国家证券交易员协会是以复杂的电子监控审查技术在揭发内幕交易。

3. Possible Disciplinary Actions. Employees of the Company who violate this Policy shall also be subject to disciplinary action by the Company, which may include ineligibility for future participation in the Company’s equity incentive plans or termination of employment.

可能的公司惩处。 违反本政策的公司雇员亦将受到公司的惩处，可能包括不符合参加公司未来的权益奖励计划或终止雇用。

Trading Guidelines and Requirements  交易规范与要求

1. Recommended Trading Window. The “Trading Window” is that period of a fiscal quarter during which the Section 16 Persons and Designated Insiders of the Company are not precluded (assuming they do not possess Material Nonpublic Information) from trading in the Company’s securities as described in Paragraph 2 below.

建议的交易期间。 交易期间是指公司的第16条人员与指定内部人在财务季度中并未被禁止(假设他们并未持有重大非公开信息)交易公司有价证券的期间。在以下第2段详述。

The safest period for trading in the Company’s securities, assuming the absence of Material Nonpublic Information, is generally the first 20 days of the Trading Window. However, even during the Trading Window any person possessing Material Nonpublic Information concerning the Company should not engage in any transactions in the Company’s securities until such information has been known publicly for at least one full Trading Day. This trading restriction does not apply to transactions made under an approved Rule 10b5-1 trading plan. Each person is individually responsible at all times for compliance with the prohibitions against insider trading.

最安全的交易公司有价证券的期间(假设没有重大非公开信息)，通常是交易期间的第一个20天。然而，即使在交易期间，任何人如持有关于公司的重大非公开信息，则不应进行任何公司有证券的交易，直到公众知悉前述信息已经至少一个完整的交易日。前述交易限制不适用于许可的规则10b5-1交易计划下进行的交易。在任何时候，每一人员皆独立负责遵守禁止内幕交易的规范。

2. Blackout Period and Trading Window. The Blackout Period is a particularly sensitive period of time for transactions in the Company’s stock from the perspective of compliance with applicable securities laws. This sensitivity is due to the fact that directors, officers and certain other employees will, during that period, often possess Material Nonpublic Information about the expected financial results for the quarter. All Section 16 Persons and Designated Insiders of the Company are prohibited from trading during the Blackout Period.

封锁期间与交易期间。 从遵循证券法的角度来看，封锁期间对公司股票交易而言是特别敏感的的一段期间。这样的敏感性是因为在这段期间内，公司的董事、经理人与其它雇员通常将会持有关于该季度将提出的财务情况的重大非公开信息。所有公司的第16条人员与指定内部人在封锁期间都被禁止交易。

The prohibition against trading during the Blackout Period encompasses the fulfillment of “limit orders” by any broker for a Section 16 Person or Designated Insider, and the brokers with whom any such limit order is placed must be so instructed at the time it is placed.

在封锁期间禁止的交易，包括营业员为第16条人员或指定内部人做限价交易的履行，且前述人等在对营业员下限价交易单时，就应该对营业员有上述的指示。

From time to time, the Company may also prohibit Section 16 Persons and other employees, consultants or contractors from trading in the Company’s securities because of developments known to such persons in the Company and not yet disclosed to the public. In this event, such persons may not engage in any transaction involving the purchase or sale of the Company’s securities during such period and should not disclose that fact to others.

公司得随时禁止第16条人员与其它雇员、顾问或约聘人员交易公司有价证券，因为前述人等知悉的未公开的公司发展。如果有前述情形，前述人等在这样的期间中，不得进行任何牵涉公司有价证券的买卖，也不得对他人披露这样的事实。

Any employee or other person possessing Material Nonpublic Information concerning the Company should not engage in any transactions in the Company’s securities until such information has been known publicly for at least one full Trading Day, whether or not it is during the Trading Window or the Company has recommended suspension of trading to that person. This trading restriction does not apply to transactions made under an approved Rule 10b5-1 trading plan. Trading in the Company’s securities during the Trading Window should not be considered a “safe harbor,” and all Section 16 Persons, employees and other persons should use good judgment at all times.

任何雇员或其它人持有公司重大非公开信息者，直到公众已经知悉前述信息至少一整个交易日，否则不应进行公司有价证券交易，不论是否在交易期间，或者公司已经建议对前述人等的交易暂停。前述的交易限制不适用于在许可的规则10b5-1交易计划下的交易。在交易期间交易公司有价证券不应被视为是“安全港”，且所有第16条人员、雇员与其它人应随时有好的判断力。

3. Pre-clearance of Trades. The Company has determined that all Section 16 Persons and Designated Insiders of the Company should refrain from trading in the Company’s securities, even during the Trading Window, without first complying with the Company’s “pre-clearance” process. Each Section 16 Person and Designated Insider should contact the Company’s Insider Trading Compliance Officer prior to commencing any trade in the Company’s securities. The Company may also find it necessary, from time to time, to require compliance with the pre-clearance process from certain other employees who have access to Material Nonpublic Information. A Section 16 Person or Designated Insider wishing to trade pursuant to an approved Rule 10b5-1 trading plan need not seek pre-clearance from the Company’s Insider Trading Compliance Officer before each such trade takes place; however, such person must obtain Company approval of the proposed Rule 10b5-1 trading plan before adopting it.

事前厘清交易。 公司已作成决定，公司所有第16条人员与指定内部人，即使在交易期间，如没有先遵循公司的事前厘清程序，应被禁止交易公司有价证券。每一位公司第16条人员与指定内部人应在开始交易任何公司有价证券前，与公司的内幕交易法令遵循主管联系。如公司认为有必要，得在任何时候，要求其它有管道接触重大非公开信息的特定顾员，遵循事前厘清程序。如第16条人员或指定内部人希望进行许可的规则10b5-1交易计划下的交易，他们在前述交易发生前，不需寻求公司的内幕交易法令遵循主管事前厘清，但前述人等必需在采取计划前，取得公司对规则10b5-1交易计划的提案的许可。

4. Individual Responsibility. Every person subject to this Policy has the individual responsibility to comply with this Policy against insider trading, and appropriate judgment should be exercised in connection with any trade in the Company’s securities. An Insider may, from time to time, have to forego a proposed transaction in the Company’s securities even if he or she planned to make the transaction before learning of Material Nonpublic Information and even though the Insider believes he or she may suffer an economic loss or forego anticipated profit by waiting.

个人责任。 毎一个受本政策拘束的人，皆有个人义务遵守本内幕交易政策，并且对交易公司有价证券行使适当的判断。无论何时，内部人可能必须放弃已提议的公司有价证券交易，不论该人在知悉重大非公开信息前已计划要进行交易，亦不论内部人相信其可能受有经济上损失，或因为等待而放弃预期利润。

Applicability of Policy to Inside Information Regarding Other Companies

本政策对关于其它公司内部信息的适用性

This Policy and the restrictions and guidelines described herein also apply to Material Nonpublic Information relating to other companies, including the Company’s customers, vendors or suppliers (“business partners”), when that information is obtained in the course of employment with, or other services performed for, the Company. Civil and criminal penalties, and termination of employment, may result from trading on inside information regarding the Company’s business partners. All directors, officers and other employees should treat Material Nonpublic Information about the Company’s business partners with the same care required for information related directly to the Company.

本政策与其中的限制及规范，也适用于与其它公司有关的重大非公开信息，包括公司的客户、经销商或供货商(“商业伙伴”)，当前述信息是在雇佣期间或对公司提供服务期间所获得时，因有这样的信息而进行公司商业伙伴的相关交易，可能会导致民事与刑事惩罚并且终止雇用。所有董事、经理人与其它雇员，应对公司商业伙伴的重大非公开信息，以对待公司直接有关的信息同等的注意义务。

Definition of Material Nonpublic Information

重大非公开信息定义

It is not possible to define all categories of material information. However, information should be regarded as material if there is a reasonable likelihood that it would be considered important to an investor in making an investment decision regarding the purchase or sale of the Company’s securities. In this regard, there are various categories of information that are particularly sensitive and, as a general rule, should always be considered material. Examples of such information include:

定义重大信息的所有型态是不可能的。然而，如果该信息可能合理地被认为对投资人在做买或卖公司有价证券的决策时被认为是重要的，则该信息应被认为是重大信息。在这方面，有许多特别敏感的信息型态的，基本原则是，他们应该永远被视为重大信息。例如以下信息；

Financial Related Events

财务相关事件

•	Financial results 财务情况
•	Projections of future earnings or losses 未来盈利或损失的预测
•	Stock splits 股票分割
•	New equity or debt offerings 新股权或债权的发行
•	Impending bankruptcy or financial liquidity problems 将发生的破产或财务清算问题
•	Creation of a material direct or contingent financial obligation 产生重大的直接或可能的财务义务

Corporate Developments

公司发展

•	Pending or proposed merger or acquisition 未决或已提议的并购
•	Disposition or acquisition of significant assets 取得或处分重大资产
•	Significant litigation exposure due to actual or threatened litigation 因实际或潜在的诉讼产生的诉讼风险
•	Major changes in senior management 管理高层的主要变更
•	Material agreement not in the ordinary course of business (or termination thereof) 非日常业务的重大协议 (或其终止)

Nonpublic information is information that has not been previously disclosed to the general public and is otherwise not available to the general public. Either positive or negative information may be material.

非公开信息是指之前并未披露于一般公众，并且一般公众亦无法取得的信息。不论是正面或负面的信息都可能是重大信息。

Certain Exceptions

特定例外

For purposes of this Policy, the Company considers that the exercise of stock options for cash under the Company’s stock option plans or the purchase of shares under the Company’s employee stock purchase plan (but not the sale of any such shares) is exempt from this Policy, since the other party to the transaction is the Company itself and the price does not vary with the market but is fixed by the terms of the option agreement or the plan.

就本政策目的而言，公司认为，在公司股票选择权计划下，为现金行使权利，或在公司员工股票购买计划下购买股份(但不是出售任何这样的股份)，免除适用本政策，因前述交易的对手是公司本身，且价格不会随市场变化，而是在选择权协议或计划的条件中确定。

Additional Information - Directors and Officers

其余信息 – 董事与经理人

Directors and officers of the Company must also comply with the reporting obligations and limitations on short-swing transactions set forth in Section 16 of the Exchange Act. The practical effect of these provisions is that officers and directors who purchase and sell the Company’s securities within a six-month period must all profits to the Company whether or not they had knowledge of any Material Nonpublic Information. Under these provisions, and so long as certain other criteria are met, neither the receipt of an option under the Company’s option plans, nor the exercise of that option, nor the purchase of stock under the Company’s employee stock purchase plan is deemed a purchase under Section 16(b); however, the sale of any such shares is a sale under Section 16. Moreover, pursuant to Section 16(c) of the Exchange Act (as well as this Policy), no Section 16 Persons or any other employee may make a short sale of the Company’s stock. The Company has provided, or will provide, separate memoranda and other appropriate materials to its officers and directors regarding compliance with Section 16 and its related rules.

公司董事与经理人亦必须遵守证券交易法第16条，就短线交易规定的报告义务与限制。这些条款的实际影响是，在六个月内买进卖出公司有价证券的董事与经理人，就其因此所获利润应该归入公司，不论他们是否知悉任何重大非公开信息。在这几个条款下，且只要达到其它的特定标准；在公司选择权计划下收受选择权，行使前述选择权，或在公司员工股票购买计划下购买股票，都不会被视为是证券交易法第16条(与本政策)所定义的购买。此外，依据证券交易法第16(c)条(与本政策)，第16条人员或其它员工皆不得进行公司股票的卖空交易。关于第16条与其相关规定，公司已经提供，或将会提供单独的备忘录与其它适当材料予其经理人与董事。

Persons subject to the reporting requirements of Section 16 must file their statements of change in ownership on Form 4 before the end of the second business day following such change in ownership. These reports will be made available on our corporate website and a publicly accessible Internet site maintained by the SEC.

应遵守第16条报告规定的人，应于股权变动之后的第二个营业日结束前，以Form 4申报其股权变动。这些报告，在我们的公司网站与SEC所架设，得由公众取得信息的网站上可以看到。

Inquiries

询问

Please direct your questions as to any of the matters discussed in this Policy to the Company’s Insider Trading Compliance Officer.

如对本政策所讨论的任何事项有疑问，请连系公司的内幕交易法令遵循主管。

DIRECTORS AND OFFICERS SUBJECT TO SECTION 16

应遵守第16条的董事与经理人

1. Directors 董事:

2. Officers 经理人:
Name 姓名	Position 职称

DESIGNATED INSIDERS

指定内部人
Name 姓名	Position 职称

ACKNOWLEDGEMENT OF RECEIPT OF THE KEYUAN PETROCHEMICALS, INC., INSIDER TRADING POLICY
收到科元内部交易政策的确认

I have received and read the Keyuan Insider Trading Policy.  I understand the standards and policies contained in this Keyuan Insider Trading Policy and understand that there may be additional policies or laws specified to my job.  I agree to comply with the Insider Trading Policy and any such additional specific policies or laws.

我收到并阅读了科元公司的内部交易政策。我理解科元内部交易政策中的标准和方针，并理解可能会有其他方针或法律特别针对我的工作。我同意遵守科元内部交易政策及前述其他特别方针或法律。

If I have questions concerning the meaning or application of the Keyuan Insider Trading Policy, any policies of Keyuan, or the legal and regulatory requirements applicable to Keyuan or my position within the Company, I will consult my supervisor and/or an appropriate representative of the Company, knowing that my questions or reports to these sources will be maintained in confidence.  I understand and acknowledge that I may report violations of the Insider Trading Policy to the President and the Company's Counsel.

如果我对科元的内部交易政策、科元的任何方针、或对科元或我在公司的职位适用的法律法规的含义或运用有问题，我会向我的上级和/或合适的公司代表咨询，并了解我对前述人员的问题或报告将被保密。我理解并同意，我可以向首席执行官和公司的法律顾问报告违反内部交易政策的情况。

___________________________________________
Signature
签名

___________________________________________
Printed Name of Director, Officer or Employee
董事、管理人员或员工的印刷名

___________________________________________
Date
日期